                                                                    EXHIBIT 99.1




                             ARTHUR ANDERSEN LLP






                            ALPHA PRODUCTS BUSINESS


                   FINANCIAL STATEMENTS AS OF MARCH 31, 1996
                               AND APRIL 30, 1995

                                 TOGETHER WITH

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS





      To the Stockholder of
      Alpha Products, Inc.

      We have audited the accompanying statements of acquired assets and assumed liabilities (see note 1) of ALPHA PRODUCTS BUSINESS, as of March 31, 1996 and April 30, 1995, and the related statements of revenues and expenses before income taxes and cash flows for the eleven months ended March 31, 1996 and the four months, sixteen days ended April 30, 1995. These financial statements are the responsibility of the Alpha Products Business' management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the acquired assets and assumed liabilities of the Alpha Products Business as of March 31, 1996 and April 30, 1995, and its revenues and expenses before income taxes and its cash flows for the eleven months ended March 31, 1996 and the four months, sixteen days ended April 30, 1995, in conformity with generally accepted accounting principles.


                                                       /s/ ARTHUR ANDERSEN LLP
                                                       ARTHUR ANDERSEN LLP

      Nashville, Tennessee
      April 26, 1996

                            ALPHA PRODUCTS BUSINESS


             STATEMENTS OF ACQUIRED ASSETS AND ASSUMED LIABILITIES




                                                      MARCH 31,      APRIL 30,
                      ASSETS                            1996           1995
- - -------------------------------------------------   -----------     -----------
CURRENT ASSETS:

 Accounts receivable, less allowances of $158,043
   and $186,958, respectively                       $ 2,016,774     $ 3,377,178
 Inventories, net                                     3,016,646       3,905,065
 Prepaids and other current assets                      176,203         200,644
                                                    -----------     -----------
   Total current assets                               5,209,623       7,482,887
                                                    -----------     -----------
PROPERTY AND EQUIPMENT, AT COST:
 Leasehold improvements                                 278,249         275,071
 Machinery and equipment                              2,486,235       2,486,225
 Furniture and fixtures                                 566,553         566,553
 Computer Equipment                                     905,498         814,779
 Molds                                                3,243,070       2,839,096
                                                    -----------     -----------
                                                      7,479,605       6,981,724
 Less accumulated depreciation and amortization      (1,745,370)       (513,499)
                                                    -----------     -----------
   Net property and equipment                         5,734,235       6,468,225
                                                    -----------     -----------
   Total assets                                     $10,943,858     $13,951,112
                                                    ===========     ===========
                   LIABILITIES
- - -------------------------------------------------
CURRENT LIABILITIES:
 Accounts payable                                   $ 1,434,892     $ 2,019,694
 Accrued liabilities                                    263,080         402,669
 Current portion of capital lease obligations           264,062         246,110
 Current portion of long-term debt                      349,393         877,113
                                                    -----------     -----------
   Total current liabilities                          2,311,427       3,545,586
                                                    -----------     -----------
CAPITAL LEASE OBLIGATIONS, NET OF CURRENT PORTION       501,011         760,019

LONG-TERM DEBT, NET OF CURRENT PORTION                  355,811         552,544

INVESTMENT BY ALPHA PRODUCTS, INC.                    7,775,609       9,092,963
                                                    -----------     -----------
   Total liabilities and investment by Alpha
      Products, Inc.                                $10,943,858     $13,951,112
                                                    ===========     ===========

   The accompanying notes are an integral part of these financial statements.

                            ALPHA PRODUCTS BUSINESS


            STATEMENTS OF REVENUES AND EXPENSES BEFORE INCOME TAXES


                                                             FOR THE FOUR
                                        FOR THE ELEVEN       MONTHS, SIXTEEN
                                        MONTHS ENDED         DAYS ENDED
                                        MARCH 31, 1996       APRIL 30, 1995
                                        --------------       ---------------
NET REVENUES                             $16,193,392           $ 6,263,787
COST OF GOODS SOLD                        14,433,613             5,825,320
                                         -----------           -----------
 Gross profit                              1,759,779               438,467
                                         -----------           -----------

OPERATING EXPENSES:
 Selling                                   2,140,617               861,846
 General and administrative                1,190,951               704,858
 Warehouse and shipping                      530,889               192,448
                                         -----------           -----------
                                           3,862,457             1,759,152
                                         -----------           -----------
 Loss from operations                     (2,102,678)           (1,320,685)

OTHER EXPENSES, NET                          (97,024)              (66,099)
                                         -----------           -----------

NET LOSS BEFORE INCOME TAXES             $(2,199,702)          $(1,386,784)
                                         ===========           ===========

   The accompanying notes are an integral part of these financial statements.

                            ALPHA PRODUCTS BUSINESS


                            STATEMENTS OF CASH FLOWS



                                                                                   FOR THE FOUR
                                                              FOR THE ELEVEN      MONTHS, SIXTEEN
                                                               MONTHS ENDED         DAYS ENDED
                                                              MARCH 31, 1996      APRIL 30, 1995
                                                              --------------      ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss before income taxes                                 $(2,199,702)        $ (1,386,784)
 Adjustments to reconcile net loss to net cash
   provided by (used in) operating activities:
     Depreciation and amortization                              1,231,871              513,499
     Change in assets and liabilities:
       (Increase) decrease in accounts receivable               1,360,404           (3,362,946)
       (Increase) decrease in inventories                         888,419           (1,905,065)
       (Increase) decrease in prepaid expenses and
          other assets                                             24,441              (42,778)
       Decrease in accounts payable                              (584,802)          (9,506,893)
       Decrease in accrued liabilities                           (139,589)            (299,197)
                                                              -----------         ------------
          Net cash provided by (used in)
             operating activities                                 581,042          (15,990,164)
                                                              -----------         ------------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Capital expenditures                                            (575,958)            (336,195)
 Proceeds from disposal of property and equipment                  78,076                   -
                                                              -----------         ------------
      Net cash used in investing activities                      (497,882)            (336,195)
                                                              -----------         ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Principal payments on long-term debt                            (965,509)            (350,265)
 Investment by Alpha                                              815,527           16,978,926
                                                              -----------         ------------
      Net cash provided by financing activities                  (149,982)          16,628,661
                                                              -----------         ------------
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS              (66,822)             302,302

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR                  $   314,008         $     11,706
                                                              -----------         ------------
CASH AND CASH EQUIVALENTS, END OF YEAR                            247,186              314,008
  LESS:  CASH, NOT ACQUIRED BY RADIO CAP COMPANY, INC.           (247,186)            (314,008)
                                                              -----------         ------------
CASH, PER STATEMENT OF ACQUIRED ASSETS AND ASSUMED
  LIABILITIES                                                 $         -         $          -
                                                              ===========         ============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Cash paid for interest                                      $   143,785         $     83,577
                                                              ===========         ============

   The accompanying notes are an integral part of these financial statements.

                            ALPHA PRODUCTS BUSINESS


                         NOTES TO FINANCIAL STATEMENTS

                       MARCH 31, 1996 AND APRIL 30, 1995


1. ORGANIZATION

   The accompanying financial statements include the Alpha Products Business ("the Business") assets acquired and liabilities assumed by Radio Cap Company, Inc., a subsidiary of Norwood Promotional Products, Inc., in a purchase transaction, as more fully described in Note 8. The Business includes certain assets and liabilities of Alpha Products, Inc. (a Georgia corporation), a wholly-owned subsidiary of Aladdin Industries, Incorporated ("Aladdin"). Aladdin acquired the assets and liabilities of Alpha Products, Inc. in a purchase transaction in December 1994. The Business principally sells various types of beverage containers, (i.e. coffee mugs, sports bottles, and other uninsulated mugs) that are screen printed with insignias and logos of customers and events.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   INVENTORIES

   As shown in Note 3, the Business's inventories are valued at lower of cost (first-in, first-out (FIFO) basis) or market.

   PROPERTY AND EQUIPMENT

   Property and equipment are stated at cost. Additions and improvements are capitalized. Maintenance and general repairs are expensed as incurred. Depreciation is included in cost of revenues and general and administrative expense in the statements of revenues and expenses before income taxes and is computed using the straight line method based on estimated useful lives as follows:


                                                           YEARS
                                                       ------------
                Leasehold improvements                      10
                Machinery and equipment                      7
                Furniture and fixtures                       7
                Computer equipment                           3
                Molds                                        5

   INCOME TAXES

   Taxes related to the Business are included in the consolidated tax return of Aladdin. The accompanying statements of revenues and expenses for the eleven months and four months, sixteen days ended March 31, 1996 and April 30, 1995 are presented before income taxes. Accordingly, no provision or allocation for taxes on income has been provided in these statements.

   REVENUE RECOGNITION

   Revenues are recognized at the time product is shipped.

   MANAGEMENT'S USE OF ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


3. INVENTORIES

   Inventories consist of the following:


                                  MARCH 31, 1996     APRIL 30, 1995
                                  --------------     --------------
    Raw materials                 $    2,439,188     $    2,941,852
    Finished goods                       577,458            963,213
                                  --------------     --------------
                                  $    3,016,646     $    3,905,065
                                  ==============     ==============

   Raw materials consist primarily of unprinted mugs, cups, sports bottles, and various lids and straws. Finished goods are primarily screen printed and thermal-labeled mugs and cups.

4.   LONG-TERM DEBT

   Long-term debt obligations at March 31, 1996 and April 30, 1995 consist of the following:


                                                               1996        1995
                                                            ---------   ---------
Note payable to GE Capital, secured by machinery and
  equipment; fixed interest rate of 8.77%, principal and
  interest payable in 60 monthly installments beginning
  March 1, 1994.                                            $ 303,281   $ 376,848

Note payable to GE Capital, secured by machinery and
  equipment; fixed interest rate of 8.77%, principal and
  interest payable in 60 monthly installments beginning
  February 1, 1994.                                           175,377     219,095

Note payable to GE Capital, secured by machinery and
  equipment; variable interest rate equal to the
  published monthly average "Commercial Paper Rate"(5.39%
  at March 31, 1996) plus 4.05% (9.44% at March 31,
  1996).  Term of note is 60 months with principal and
  interest installments payable monthly beginning
  September 1, 1992.                                          100,296     165,193

Note payable to HCFS Business Equipment Corporation,
  secured by machinery and equipment; variable interest
  rate as established by the "Corporate Base Rate" of
  First National Bank of Chicago plus two percent (10.75%
  at March 31, 1996).  Term of note is 48 months with
  principal and interest installments payable monthly
  beginning July 1, 1992.                                      27,500     256,667

Equipment note payable to Williams Industries, Inc.,
  secured by certain molds; amortized and payable at a
  rate of $.03 per mug produced.                               96,014     360,139

All other                                                       2,736      51,715
                                                            ---------   ---------
                                                              705,204   1,429,657
Less current portion                                         (349,393)   (877,113)
                                                            ---------   ---------
Total long-term debt                                        $ 355,811   $ 552,544
                                                            =========   =========

5.  COMMITMENTS AND CONTINGENCIES

    The Business has various capital lease agreements for the leasing of equipment and machinery. The interest rates on the capital leases vary from approximately 8% to 15% as of March 31, 1996. The asset values of the capital leased equipment are included in property and equipment. The net book value of assets under capital lease obligations totaled approximately $1,060,000 and $1,215,000 as of March 31, 1996 and April 30, 1995,
    respectively.

    Future minimum lease payments under the non-cancelable leases at March 31, 1996 are as follows:

                                                      CAPITAL           OPERATING
                                                      LEASES            LEASES
                                                    ---------         ----------
                       1997                         $ 319,055         $  742,578
                       1998                           299,981            715,389
                       1999                           243,633            701,825
                       2000                             1,587            675,042
                       2001                                 -            664,440
                    Thereafter                              -          1,827,210
                                                    ---------         ----------
             Total minimum lease payments             864,256         $5,326,484
                                                                      ==========
             Less amount representing interest        (99,183)
                                                    ---------
             Present value of future minimum lease
               payments                               765,073
             Less current portion                    (264,062)
                                                    ---------
                                                    $ 501,011
                                                    =========

   Rent expense for all operating leases totaled approximately $692,000 and $267,000 for the eleven months ended March 31, 1996 and the four months, sixteen days, ended April 30, 1995, respectively.


6. FAIR VALUE OF FINANCIAL INSTRUMENTS

   As required by Financial Accounting Standards No. 107 "Disclosures About Fair Value of Financial Instruments", the Business has evaluated the fair values of all financial instruments held using available market information. As of March 31, 1996 and April 30, 1995, the carrying amounts for cash, accounts receivable, and accounts payable are reasonable estimates of their fair values due to their short-term nature. The carrying amounts for notes payable are also reasonable estimates of their fair value, as the effective interest rates on the notes approximate currently available financing rates.

7. RELATED PARTY TRANSACTIONS

   During the eleven month and the four month, sixteen day periods ended March 31, 1996 and April 30, 1995, respectively, the Business had significant transactions with its indirect parent entity, Aladdin Industries, Inc. The transactions included the sale of product to Aladdin at an approximate thirty percent mark-up, which totaled approximately $2.6 million for the eleven months ended March 31, 1996.


8. EVENTS SUBSEQUENT TO MARCH 31, 1996

   Effective April 1, 1996, the Alpha Products Business was sold to Radio Cap Company, Inc., a subsidiary of Norwood Promotional Productions, Inc. by Alpha Products, Inc.